UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14A

of the

SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

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Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]

[X]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to Section 240.14a-12

ALPHARX, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ALPHARX, INC.
168 Konrad Crescent, Suite 200
Markham, Ontario, Canada L3R 9T9
Telephone (905) 479-3245

June 12, 2007

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of AlphaRx, Inc. (“Corporation”) to be held at 10:00 a.m. E.S.T. on Thursday the 9th of August, 2007 at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2. Please find enclosed a Notice of Annual Meeting, a Proxy Statement describing the business to be transacted at the meeting, a proxy form for use in voting at the meeting and our Annual Report.

At the Annual Meeting, you will be asked (i) to elect three directors to the Corporation’s board of directors; (ii) to ratify management’s appointment of Schwartz Levitsky Feldman L.L.P. as the independent accountants for the Corporation for the fiscal year ending September 30, 2007; and (iii) to act upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The accompanying Notice of Annual Meeting and Proxy Statement fully describe the specific matters that will be acted upon.  In addition to these matters, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.

Sincerely,

/s/Michael Lee

Michael Lee
Chairman of the Board of Directors

ALPHARX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that an Annual Meeting of Stockholders of AlphaRx, Inc. (“Corporation”) will be held at 10:00 a.m. E.S.T. on Thursday the 9th of August, 2007 at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2. At the Annual Meeting, stockholders will vote on the following matters:

(1)

The election of three directors to serve a term of one year or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal from office;

(2)

Management’s appointment of Schwartz Levitsky Feldman L.L.P. as the independent accountants for the Corporation for the fiscal year ending September 30, 2007; and

(3)

Transacting such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Information regarding the above matters is set forth in the Proxy Statement that accompanies this notice.

The board of directors of the Corporation has fixed the close of business on July 2, 2007, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders entitled to notice of and to vote at the Annual Meeting will be maintained at the Corporation’s principal executive offices during ordinary business hours for a period of ten days prior to the Annual Meeting. The list will be open to the examination of any stockholder for any purpose germane to the Annual Meeting during this time. The stockholders list will also be produced at the time and place of the Annual Meeting and will be open during the whole time thereof.

By Order of the Board of Directors

                       /S/ Michael M. Lee
Michael Lee, Chairman of the Board of Directors

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

NON-U.S. SHAREHOLDERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO SIGNATURE STOCK TRANSFER, INC., ATTN: JASON BOGUTSKI, AT (972) 612-4122 MR. BOGUTSKI’S PHONE NUMBER IS (972) 612-4120.

IF YOU HOLD YOUR SHARES IN "STREET-NAME," PLEASE NOTE THAT ONLY YOUR BROKERAGE FIRM OR BANK CAN SIGN A PROXY ON YOUR BEHALF, AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. WE URGE YOU TO CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY, AND INSTRUCT THEM TO EXECUTE A PROXY IN FAVOR OF THE MATTERS PRESENTED IN THE PROXY STATEMENT.

ALPHARX, INC.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of AlphaRx, Inc. (“Corporation”) to be held on the 9th of August, 2007 at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2, and at any and all adjournments thereof.  The accompanying proxy is solicited by the board of directors of the Corporation and is revocable by the stockholder anytime before it is voted.  For more information concerning the procedure for revoking the proxy, see “Solicitation Procedures.”

When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of the board of directors’ nominees as directors and in favor of the other proposals set forth in the Proxy Statement.

This Proxy Statement is first being mailed to stockholders on or about June 12th, 2007.

MATTERS TO BE CONSIDERED AT THE MEETING

Stockholders will be asked to consider and act upon three proposals at the Annual Meeting.

The first proposal is to elect three directors, namely, Michael Lee, Dr. David Milroy, and Dr. Ford Moore to serve a term of one year or until their successors are duly elected and qualified or until the earlier of their deaths, resignation or removal from office.

Michael Lee has served as a director since founding the Corporation and has indicated his intention to remain in such capacity. Dr. David Milroy and Dr. Ford Moore are also currently directors of the Corporation who have indicated their intention to remain in such capacity. The opinion of management is that both nominees would be valuable additions to the board of directors.

The second proposal is to consider the board of directors’ appointment of Schwartz Levitsky Feldman L.L.P. as the independent accountants for the Corporation for the fiscal year ending September 30, 2007.  Schwartz Levitsky Feldman L.L.P. currently acts as the Corporation’s independent accountants and have indicated their willingness to remain in such capacity.

The third proposal is to consider such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.  The Corporation is not aware of any such business that will be presented to stockholders at the Annual Meeting.

RECORD DATE

The Corporation's securities entitled to vote at the Annual Meeting consist of common stock, par value $0.0001 per share. Only stockholders of record at the close of business on July 9th, 2007 are entitled to notice of and to vote at the Annual Meeting. At the record date, the Corporation had outstanding 57,808,112 shares of common stock that were owned by approximately 92 stockholders of record. The holders of record of common stock on the record date will be entitled to one vote per share on all matters including the election of each director.

Properly executed proxies received in time for the Annual Meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted FOR the proposal to elect each of the slated nominees to the board of directors to serve a term of one year or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office, and FOR the appointment of Schwartz Levitsky Feldman L.L.P.  as the independent accountants for the Corporation for the fiscal year ending September 30, 2007. At the date of this Proxy Statement, management of the Corporation knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the person named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with his/her best judgment on such matters.

QUORUM AND VOTES REQUIRED

The holders of a majority of the total shares of common stock issued and outstanding at the close of business on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  If there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies. Assuming a quorum is present, the affirmative vote of a majority of the total shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of any proposal to be voted upon at the Annual Meeting as presented herein.

Shares abstaining or withheld from voting, as well as broker “non-votes,” are counted as shares represented at the Annual Meeting in order to determine a quorum, but will not be counted as votes cast in favor of the proposals. Therefore, abstentions and votes withheld, as well as broker “non-votes,” will have the effect of a vote against the proposals. The term broker “non-votes” refers to shares held by brokers and other nominees or fiduciaries that are present at the Annual Meeting, but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter's non-routine matter.

SOLICITATION PROCEDURES

Proxies will be solicited primarily by mail. However, in addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Corporation (who will not be compensated separately for their services) by mail, telephone, telegraph, cable, or personal discussion. The Corporation will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Corporation will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Corporation’s common stock. The costs of soliciting proxies will be paid by the Corporation and these costs are estimated at less than $5,000.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the secretary of the Corporation a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy unless the stockholder votes their shares of common stock in person at the Annual Meeting. Any notice revoking a proxy should be sent to Signature Stock Transfer, Inc., Attention Jason Bogutski, 2301 Ohio Drive, Suite 100, Plano, Texas 75093 or forwarded by facsimile to (972) 612-4122. Please complete, date, sign and return the accompanying proxy promptly.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THE CORPORATION URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation’s common stock as of January 30, 2006 with respect to:  (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation’s common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group.  The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below.  As of January 31, 2006, there were 57,508,112 shares of common stock issued and outstanding.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES	NATURE OF OWNERSHIP	PERCENTAGE
Common Stock ($0.0001 par value)	Michael Lee, Chief Executive Officer/Chairman of the Board of Directors 200-168 Konrad Crescent Markham, ON, L3R 9T9 Canada	8,508,686	LEGAL	14.72%
Common Stock ($0.0001 par value)	Joseph Schwarz, Chief Scientist 200-168 Konrad Crescent Markham, ON, L3R 9T9 Canada	637,500	LEGAL	1.10%
Common Stock ($0.0001 par value)	Marcel Urbanc, Chief Financial Officer/Principal Accounting Officer 200-168 Konrad Crescent Markham, ON, L3R 9T9 Canada	20,000	LEGAL/BENEFICIAL	0.03%
Common Stock ($0.0001 par value)	Michael Weisspapir, Chief Medical Officer 200-168 Konrad Crescent Markham, ON, L3R 9T9 Canada	457,500	LEGAL	0.79%
Common Stock ($0.0001 par value)	Sandro Persia, Secretary & Treasurer 200-168 Konrad Crescent Markham, ON, L3R 9T9 Canada	16,000	LEGAL	0.03%
Common Stock ($0.0001 par value)	Ford Moore, Director 200-168 Konrad Crescent Markham, ON, L3R 9T9 Canada	492,579	LEGAL	0.85%
Common Stock ($0.0001 par value)	David Milroy, Director 200-168 Konrad Crescent Markham, ON, L3R 9T9 Canada	425,000	LEGAL/BENEFICIAL	0.74%
Common Stock ($0.0001) par value	Directors and Executive Officers as a Group	10,557,265	LEGAL/BENEFICIAL	18.26%

PROPOSAL ONE—ELECTION OF DIRECTORS

The board of directors has proposed that Michael Lee, Dr. David Milroy, and Dr. Ford Moore be elected as directors that would serve one year terms or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office.

 Michael Lee, 43, was appointed to the Corporation’s board of directors in August of 1997, and currently serves as our chief executive officer, chief financial officer and chairman of the board of directors. Mr. Lee has over 15 years of business experience in the areas of high tech development, marketing and corporate finance. Mr. Lee holds a B.Sc. in Applied Mathematics from the University of Western Ontario.

Dr. David Milroy D.D.S., M.R.C.D. (C) 55, was appointed to the Corporation’s board of directors in April, 2003.  Dr. Milroy is a Certified Oral & Maxillofacial Surgeon and has been in private practice in Richmond Hill, Woodridge, and Port Hope, Ontario for the past twenty years. He graduated from the University of Toronto, Faculty of Dentistry with a Doctor of Dental Surgery degree in 1976 and completed a hospital Residency in Oral Surgery and Anesthesia at Toronto General Hospital, Toronto Doctor’s Hospital and the University of Toronto in 1980. He is a Fellow of the Royal College of Dentists of Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations.

Dr. Ford Moore D.D.S., F.R.C.D. (C), 55, was appointed to the Corporation’s board of directors in April, 2003.  Dr. Moore is a certified Oral& Maxillofacial Surgeon, is engaged in a full time practice in Newmarket, Ontario that he established in 1981. Dr. Moore graduated from the University of Toronto with a Doctor of Dental Surgery Degree in 1976, and completed a hospital Residency in Oral Surgery and Anesthesia at Toronto General Hospital, Toronto Doctor’s Hospital and the University of Toronto in 1980. He is a Fellow of the Royal College of Dentists of Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations.

REQUIRED VOTE AND RECOMMENDATION

A plurality of the votes cast at the Annual Meeting is required to elect each nominee. Accordingly, abstentions and broker non-votes will have no effect on the election of directors. Shares represented by proxies will be voted for the election of the nominees named above unless authority to do so is withheld. The board of directors has no reason to believe that any nominee will be unable or unwilling to serve if elected. If either nominee should be unable to serve, shares represented by proxies may be voted for a substitute nominee recommended by the board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED ELECTION OF MICHAEL LEE, DR. DAVID MILROY AND DR. FORD MOORE TO THE BOARD OF DIRECTORS.

PROPOSAL TWO—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The board of directors intends to appoint Schwartz Levitsky Feldman L.L.P. as the independent accountants to audit the consolidated financial statements of the Corporation for the fiscal year ending September 30, 2007.

The board of directors has determined that it would be desirable to request that the stockholders ratify the appointment. Schwartz Levitsky Feldman L.L.P. served as the Corporation's independent accountant for the fiscal year ended September 30, 2006, and has reported on the Corporation's consolidated financial statements for that year.

The board of directors has the responsibility for selecting the Corporation's independent accountants, and stockholder ratification is not required. However, the intended selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the stockholders' opinions, which the board of directors will take into consideration in future deliberations. If the selection of Schwartz Levitsky Feldman L.L.P. is not ratified at the Annual Meeting, the board of directors will consider the engagement of other independent accountants. The board of directors may terminate the engagement of Schwartz Levitsky Feldman L.L.P. as the Corporation's independent accountants without the approval of the Corporation's stockholders whenever the board of directors deems termination necessary or appropriate.

FEES PAID TO INDEPENDENT ACCOUNTANTS

Audit Fees : For the year ended September 30, 2006 we incurred approximately $25,814 in external audit fees, and quarterly reviews in connection with statutory and regulatory filings to our principal accountants as compared to approximately $22,073 for the year ended September 30, 2005.

Audit-Related Fees: For the years ended September 30, 2006 and 2005 we incurred no fees for assurance and related services by the principal accountant.

Tax Fees: For the year ended September 30, 2006 we incurred no tax related fees to our principal accountant as compared to approximately $3,230 for the year ended September 30, 2005.

All Other Fees: For the year ended September 30, 2006 and 2005 we paid no other fees to our principal accountant.

REQUIRED VOTE AND RECOMMENDATION

Ratification of the intended appointment of Schwartz Levitsky Feldman L.L.P.  as the Corporation's independent accountants for the fiscal year ending September 30, 2006, requires the number of votes cast in favor of the ratification to exceed the number of votes cast in opposition to the ratification. Abstentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the ratification of the intended appointment of Schwartz Levitsky Feldman L.L.P.  Shares represented by proxies will be voted for the ratification of Schwartz Levitsky Feldman L.L.P. as the Corporation's independent accountants for the fiscal year ending September 30, 2007, unless authority to do so is withheld.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE INTENDED APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN L.L.P. AS THE CORPORATION’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2007.

BOARD OF DIRECTORS

Set forth below is certain information concerning the Corporation’s board of directors.

Name of Director	Age	Title	Directors Term Ending
Michael Lee	43	Chief Executive Officer, Chairman of the Board of Directors	2007
Dr. David Milroy	55	Director	2007
Dr. Ford Moore	55	Director	2007

Michael Lee was appointed to the Corporation’s board of directors during August, 1997, and currently serves as a our the chairman of our board of directors, our chief executive officer and chief financial officer. Due to the nature of Mr. Lee’s experience as the original founder of the Corporation and his current positions as a director and officer of the Corporation, he has been involved in all aspects of the Corporation’s development since formation.

Dr. David Milroy was elected to the Corporation’s board of directors in April, 2003.  Dr. Milroy is a Certified Oral & Maxillofacial Surgeon and has been in private practice in Richmond Hill, Woodridge, and Port Hope, Ontario for the past twenty years. He is a Fellow of the Royal College of Dentists of Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations. Dr. Milroy’s extensive experience in dentistry and active participation in the medical community at large bring a tested approach to his duties as a director of the Corporation.

Dr. Ford Moore was elected to the Corporation’s board of directors in April, 2003. Dr. Moore is a certified Oral& Maxillofacial Surgeon, is engaged in a full time practice in Newmarket, Ontario that he established in 1981. He is a Fellow of the Royal College of Dentists of Canada, a member of the hospital staff of York County Hospital and an active member in a number of professional Dental and Oral Surgery specialty organizations.  Dr. Milroy’s extensive experience in dentistry and active participation in the medical community at large have proven valuable in his service as a director of the Corporation.

Corporate Governance; Board Committees; and Meetings

The Corporation has evaluated its corporate governance policies and practices and instituted changes in corporate governance in order to conform, to the extent practical, with the current and proposed corporate accountability standards required under the Sarbanes-Oxley Act of 2002.  The Company currently does not have a designated Audit Committee, and accordingly the Board of Directors undertake all audit committee activities and approvals.  The Corporation does not have either standing compensation or nominating committees.  Due to the Corporation’s limited resources and limited number of directors, the board of directors believes that it is not yet practical to establish such committees.  The board of directors does not provide a mechanism for shareholders to directly contact directors for these same reasons.

The board of directors held two physical meetings during fiscal 2006, and various matters were approved during fiscal 2006 by unanimous written consent of the board of directors.

Compensation of Directors

The Corporation’s independent directors will be compensated for their services as directors commencing with their appointments to the board at the proposed Annual Meeting to be held on August 9th, 2007.  An annual retainer of $3,000 will be paid together with attendance fees of $500 per physical meeting or $250 per meeting via tele conference or video conference.

Term of Office

The Corporation's bylaws provide that the board of directors may be comprised of one or more directors who are elected at the annual meeting of the stockholders to serve until his or her successor is elected and qualifies. The Corporation proposes to elect Michael Lee, Dr. David Milroy and Dr. Ford Moore and to serve until the next annual meeting of the Corporation’s stockholders and successors are elected and qualified.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the Securities and Exchange Commission, each director and nominee and certain executive officers, namely each of Michael Lee, Marcel Urbanc, Joseph Schwarz, David Milroy, Ford Moore and Michael Weisspapir may be deemed a "participant" in the Corporation's solicitation of proxies. In the event any of these persons is deemed to be a participant, and without acknowledging that any such person is a participant, the Corporation furnishes the following information.

The principal business address of each of the directors and executive officers is 200-168 Konrad Crescent, Markham, Ontario, Canada, L3R 9T9. Except as set forth in this Proxy Statement, to the knowledge of the Corporation, none of the directors or nominees of the Corporation or any other persons participating in this solicitation on behalf of the Corporation, or, with respect to items (ii), (viii) and (ix) of this paragraph, any associate of the foregoing persons, (i) has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting, other than the interest of the director nominees in being elected and each director's interest in the operations of the Corporation, to the extent that each believes the proposals set forth herein may contribute favorably to the Corporation's operations, (ii) owns beneficially, directly or indirectly, any securities of the Corporation, except as set forth in "Security Ownership of Certain Beneficial Owners, Directors and Management," (iii) owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Corporation, (iv) owns any securities of the Corporation of record but not beneficially, (v) has purchased or sold any securities of the Corporation within the past two years, (vi) has incurred indebtedness for the purpose of acquiring or holding securities of the Corporation within the past two years, (vii) is or has within the past year been a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, except for any employment agreement, stock option grant or similar agreement with respect to the information described in "Executive Compensation" and "Directors—Director Compensation," (viii) has since the beginning of the Corporation's last fiscal year, been indebted to the Corporation or any of its subsidiaries in excess of $60,000, (ix) has any arrangement or understanding with respect to future employment by the Corporation or any of its affiliates or with respect to any future transactions to which the Corporation or its affiliates will or may be a party or (x) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years. In addition, except as set forth in this Proxy Statement, to the knowledge of the Corporation, none of the directors of the Corporation or any other person participating in this solicitation on behalf of the Corporation, nor any associates of any of the foregoing persons, has had or is to have a direct or indirect material interest in any transaction or proposed transaction with the Corporation in which the amount involved exceeds $60,000 since the beginning of the Corporation's last fiscal year. Each such person's principal occupation or employment, and the name and principal business of any corporation or organization in which such employment is carried on, are disclosed under "Directors" and "Executive Officers."

EXECUTIVE COMPENSATION

The table below summarizes the compensation received by the Corporation’s chief executive officer for the fiscal years ending September 30, 2006, 2005 and 2004 and each other current executive officer of the Corporation who received compensation in excess of $60,000 for services rendered during any of those years (“named executive officers”).  No other executive officer of the Corporation received compensation in excess of $60,000 during those years.

SUMMARY COMPENSATION TABLE

Annual Compensation					Long Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s)	Securities Underlying Options SARs(#)	LTIP payouts ($)	All Other Compensation ($)
Michael Lee Chief Executive Officer	2006 2005 2004	110,279 45,510 29,531	- - -	- - -	- - -	800,000 13,000,000* -	- - -	- - -
Joseph Schwarz Chief Scientist	2006 2005 2004	123,946 125,267 22,731	- - -	- - -	- - -	200,000 3,000,000** -	- - -	- - -
Michael Weisspapir Chief Medical Officer	2006 2005 2004	111,508 114,534 59,100	- - -	- - -	- - -	200,000 3,000,000*** -	- - -	- - -
Marcel Urbanc Chief Financial Officer	2006 2005 2004	25,939 52,664 36,218	- - -	- - -	- - -	200,000 270,000**** -	- - -	- - -

* Michael Lee was granted during the fiscal year ended September 30, 2005 a 10 year option to purchase 13,000,000 shares of common stock at an exercise price of  $0.15 as to 6,000,000 shares, and an exercise price of $0.16 as to 7,000,000 shares. On October 17, 2005  (fiscal 2006) Mr. Lee was also granted a 10 year option to purchase 800,000 shares of common stock at an exercise price of $0.075 per share.

 ** Dr. Joseph Schwarz was granted during the fiscal year ended September 30, 2005 a 10 year option to purchase 3,000,000 shares of common stock at an exercise price of  $0.15 per share. On October 17, 2005  (fiscal 2006) Dr. Schwarz was also granted a 10 year option to purchase 200,000 shares of common stock at an exercise price of $0.075 per share.

*** Dr. Michael Weisspapir was granted during the fiscal year ended September 30, 2005 a 10 year option to purchase 3,000,000 shares of common stock at an exercise price of  $0.15 per share. On October 17, 2005 (fiscal 2006) Dr. Weisspapir was also granted a 10 year option to purchase 200,000 shares of common stock at an exercise price of $0.075 per share.

**** Marcel Urbanc was granted during the fiscal year ended September 30, 2005 a 10 year option to purchase 270,000 shares of common stock at an exercise price of  $0.15 per share. On October 17, 2005  (fiscal 2006) Mr. Urbanc was also granted a 10 year option to purchase 200,000 shares of common stock at an exercise price of $0.075 per share.

Option Grants in Last Fiscal Year

There were 3,290,000 options granted during the fiscal year ended September 30, 2006 to directors, officers, employees and outside consultants. There were also 90,000 options granted subsequent to our fiscal year end to independent consultants.

THE 2000 PLAN

The following table shows certain information concerning the options outstanding and available for issuance under the 2000 Plan as of September 30, 2006.

PLAN CATEGORY	NUMBER OF SHARES TO BE ISSUED UPON EXERCISE OF OPTIONS	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS	NUMBER OF SHARES REMAINING AVAILABLE FOR FUTURE ISSUANCE
Stock Option Plan	1,150,000	$0.10	0

Since September 30, 2006, 1,150,000 options remain outstanding under the 2000 Plan. The 2000 Plan has been terminated and no additional options can be granted under said Plan. However, outstanding stock options granted under the 2000 Plan will remain in effect until the expiration date specified in those options.

THE 2003 PLAN

The following table shows certain information concerning the options outstanding and available for issuance under the 2003 Plan as of September 30, 2006.

PLAN CATEGORY	NUMBER OF SHARES TO BE ISSUED UPON EXERCISE OF OPTIONS	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS	NUMBER OF SHARES REMAINING AVAILABLE FOR FUTURE ISSUANCE
Stock Option Plan	570,000	$0.63	0

Since September 30, 2006, 570,000 options remain outstanding under the 2003 Plan. The 2003 Plan has been terminated and no additional options can be granted under said Plan. However, outstanding stock options granted under the 2003 Plan will remain in effect until the expiration date specified in those options.

THE 2004 PLAN

The 2004 Plan was ratified by a majority of stockholders on July 15, 2004 to replace the Corporation’s previously adopted stock option plans.

SHARES AVAILABLE UNDER THE 2004 PLAN

The Corporation has reserved 24,000,000 common shares under the 2004 Plan for issuance under option or restricted stock purchase agreements. As of March 31, 2007 all options under this Plan have been granted.

OPTIONS GRANTED UNDER THE 2004 PLAN

The board of directors has approved the grant of options to purchase 24,000,000 shares of common stock under the 2004 Plan as of March 31, 2007 as detailed in the following table. There remain no further options to be granted under this Plan.  This information is provided voluntarily in the interests of complete disclosure.

NAME OF OPTIONEE	NUMBER OF SHARES SUBJECT TO OPTIONS	EXERCISE PRICE PER SHARE	TERM
Michael Lee	7,000,000 6,000,000 800,000	$0.16 $0.15 $0.075	10 years 10 years 10 years
Michael Weisspapir	3,000,000 200,000	$ 0.15 $0.075	10 years 10 years
Joseph Schwarz	3,000,000 200,000	$ 0.15 $0.075	10 years 10 years
David Milroy	380,000 800,000	$ 0.15 $0.075	10 years 10 years
Ford Moore	300,000 800,000	$ 0.15 $0.075	10 years 10 years
Sandro Persia	20,000	$ 0.15	10 years
Marcel Urbanc	270,000 200,000	$0.15 $0.075	10 years 10 years
Consultants and advisors (7)	500,000 100,000 120,000	$0.40 - $0.50 $0.13 $0.075	10 years 10 years 10 years
Employees	140,000 170,000	$0.15 $0.075	10 years 10 years
TOTAL	24,000,000	$ 0.15 - $0.50

ADMINISTRATION OF THE 2006 PLAN

The 2006 Plan is administered by the board of directors, which determines which directors, officers, employees, consultants, scientific advisors and independent contractors of the Corporation are to be granted options, the number of shares subject to the options granted, the exercise price of the options, and certain terms and conditions of the options. No options may be granted under the 2006 Plan more than ten years after the date the 2006 Plan is adopted by the board of directors, and no options granted under the 2006 Plan may be exercised after the expiration of ten years from date of grant. The board of directors may delegate administration of the 2006 Plan, including the power to grant options to a Stock Option Committee, composed of members of the board of directors or to such other officers or directors as appropriate.

THE 2006 PLAN

A majority of shareholders approved the 2006 Option Plan at the Annual General Meeting held March 29, 2006.  Under this plan up to 5,000,000 options may be granted. As of March 31, 2007 there have been 90,000 options granted under the 2006 Option Plan to outside consultants,

No options have been exercised under any of the above plans.

LEGAL PROCEEDINGS

None

OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation's executive officer and directors, and beneficial owners of more than 10% of the common stock, are required to file initial reports of ownership and reports of changes of ownership of the common stock with the Securities and Exchange Commission. The Securities and Exchange Commission rules require such person to furnish the Corporation with copies of all Section 16(a) reports they file. Based on a review of these reports, the Corporation believes that the applicable Section 16(a) reporting requirements were complied with for all transactions that occurred during the fiscal year ended September 30, 2006.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

In order to nominate persons for election to the board of directors at the 2007 Annual Meeting of the Corporation's stockholders, or to bring other business constituting a proper matter for stockholder action under applicable law before the 2007 Annual Meeting, a stockholder must deliver written notice to the secretary of the Corporation at the principal executive offices of the Corporation not less than 30 days nor more than 60 days prior to the first anniversary of this Annual Meeting; provided, however, that in the event that the date of the 2007 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, the notice must be delivered not earlier than 120 days prior to the 2007 Annual Meeting and not later than the later of (a) 90 days prior to such meeting or (b) the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. If the board of directors, however, proposes to increase the number of directors at the 2007 Annual Meeting and there is no public announcement by the Corporation naming the nominees for the additional directorships at least 10 days prior to the last date that a stockholder notice may be timely delivered pursuant to the immediately preceding sentence, then a stockholder's notice must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than 10 days following the date of such public announcement. The Corporation urges stockholders that any stockholder proposals or nominations be sent certified mail, return-receipt requested.

ANNUAL REPORT

A copy of the Corporation's Annual Report on Form 10-KSB/A for the fiscal year ended September 30, 2006 accompanied this Proxy Statement. This Annual Report on Form 10-KSB/A does not form any part of the materials for the solicitation of proxies. Additional copies of the Annual Report on Form 10-KSB/A will be sent to any stockholder without charge upon written request addressed to: AlphaRx, Inc., at 200-168 Konrad Crescent, Markham, Ontario, Canada L3R 9T9 Attention: Chief Financial Officer. The Form can also be viewed at www.sec.gov under AlphaRx Inc.

By Order of the Board of Directors

                       /S/ Michael M. Lee

Michael Lee, Chairman of the Board of Directors

Markham, Ontario, Canada

June 12th, 2007.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. FOR NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO SIGNATURE STOCK TRANSFER, INC. AT (972) 612-4122.  THE PHONE NUMBER OF THE TRANSFER AGENT IS (972) 612-4120.

ALPHARX, INC.

Annual Meeting of Stockholders August 9th, 2007

P R O X Y

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of AlphaRx, Inc. does hereby nominate, constitute and appoint Michael Lee, the true and lawful proxy, agent and attorney of the undersigned, with full power of substitution, to vote for the undersigned all of the common stock of said Corporation standing in the name of the undersigned at the close of business on July 2nd, 2007 at the Annual Meeting of Stockholders to be held at the Sheraton Parkway Toronto North Hotel, Richmond Hill, Ontario, Canada L4B 1B2, on August 9th, 2007 at 10:00 a.m. E.S.T. or at any adjournment or postponement thereof, with all of the powers which would be possessed by the undersigned if personally present.

☒        Please mark votes as in this example.

IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE PROPOSALS. PROPOSAL ONE

NOTE: Please print and sign name exactly as your name (or names) appears hereon. When signing as attorney, executor, administrator, trustee or guardian please give full title. If more than one trustee, all should sign. All joint owners must sign.

Elect Michael Lee as a director to serve a 1 year term.

    FOR    AGAINST    ABSTAIN
      ☐                ☐                ☐

Elect Dr. David Milroy as a director to serve a 1 year term.

    FOR    AGAINST    ABSTAIN
      ☐                ☐                ☐

Elect Dr. Ford Moore as a director to serve a 1 year term.

FOR    AGAINST    ABSTAIN
      ☐                ☐                ☐

PROPOSAL TWO

Appoint Schwartz Levitsky Feldman L.L.P. as auditors for the fiscal year ending September 30, 2007.

    FOR    AGAINST    ABSTAIN
      ☐                ☐                ☐

Signature _______________________

Print         _______________________

Date          _______________________

Signature  _______________________

Print          _______________________

Date          _______________________

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY PROMPTLY TO THE ATTENTION OF THE CORPORATION’S TRANSER AGENT IN THE ENCLOSED ENVELOPE.